SUPPLEMENT DATED JANUARY 28, 2009
            TO THE PROXY STATEMENT/PROSPECTUS DATED OCTOBER 28, 2008
                       (the "Proxy Statement/Prospectus")
                                       OF
             SELIGMAN MUNICIPAL FUND SERIES, INC., ON BEHALF OF ITS
               SELIGMAN NATIONAL MUNICIPAL CLASS ("National Fund")
                                 AND RELATING TO
            SELIGMAN SELECT MUNICIPAL FUND, INC. ("Select Municipal"
                and together with the National Fund, the "Funds")


The Board of Directors/Trustees of each of National Fund and Select Municipal has approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of each Fund's relationship with Seligman Data Corp. ("SDC"), the current transfer and shareholder service agent for the Funds, effective on or about May 9, 2009. RSC is an affiliate of the Funds' investment manager, RiverSource Investments, LLC.

The fees and expenses expected to be charged to each Fund by RSC are generally lower than the fees and expenses charged to each Fund by SDC. Nevertheless, as a result of the termination of the relationship with SDC, each Fund will incur non-recurring charges that would in the aggregate approximate 0.16% of that Fund's net assets as of January 23, 2009 (the "Non-Recurring Charges"). These Non-Recurring Charges will be incurred over the next several months in accordance with generally accepted accounting principles. RSC's relatively lower fees and expenses are expected, in the long run, to offset the Non-Recurring Charges impacting shareholders of National Fund and Select Municipal, regardless of whether the Acquisition (as defined in the Proxy Statement/Prospectus) is consummated. If the Acquisition is consummated, stockholders of Select Municipal will not bear the Non-Recurring Charges more than once.